UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2024

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On November 11, 2024, the Board of Directors of PENN Entertainment, Inc. (the “Company”) approved and adopted, effective as of that date, certain amendments to the Company’s Fourth Amended and Restated Bylaws (as amended), which are reflected in the Company’s Fifth Amended and Restated Bylaws (the “Fifth A&R Bylaws”). The Fifth A&R Bylaws, among other things, address the adoption by the U.S. Securities and Exchange Commission of “universal proxy” rules and related requirements (the “Universal Proxy Rules”), including, among other things, to require evidence of compliance with the Universal Proxy Rules and to require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.

The descriptions of the amendments set forth in the Fifth A&R Bylaws are qualified in their entirety by reference to the full text of the Fifth A&R Bylaws, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The definitive proxy statement, filed on April 23, 2024, for the Company’s 2024 annual meeting of shareholders includes a summary of the Company’s advance notice requirements under the section entitled “Other Matters—Advance Notice Provision”. In such summary, the window for shareholders to deliver proposals with respect to the 2025 annual meeting of shareholders is incorrectly stated as between January 7, 2025 and February 6, 2025. The correct window is between January 5, 2025 and February 4, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of the Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2024	PENN ENTERTAINMENT, INC.

	By:	/s/ Christopher Rogers
	Name:	Christopher Rogers
	Title:	Executive Vice President, Chief Strategy and Legal Officer and Secretary